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                                                                   EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-31743, No. 33-62781, No. 33-62801, No. 333-24521 and No. 333-45591 of Office
Depot, Inc. on Forms S-8 of our reports dated February 12, 1998 included and incorporated by reference in the Annual Report on Form 10-K of Office Depot, Inc. for the year ended December 27, 1997.



DELOITTE & TOUCHE LLP

Certified Public Accountants

Fort Lauderdale, Florida
March 24, 1998